Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ U.S. Equity Fund

Supplement dated June 16, 2017 to the Prospectus, dated February 27, 2017

The following information supplements and supersedes any information to the contrary relating to AMG FQ U.S. Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus, dated as noted above.

Effective on or about August 15, 2017 (the “Implementation Date”), the Fund’s name is changing from AMG FQ U.S. Equity Fund to AMG FQ Long-Short Equity Fund and the Fund’s principal investment strategies and principal risks will be changing as described below.

In addition, on the Implementation Date, the Prospectus will be revised as follows:

All references to AMG FQ U.S. Equity Fund will be replaced with AMG FQ Long-Short Equity Fund.

The section under “Summary of the Funds – AMG FQ U.S. Equity Fund” titled “Principal Investment Strategies” on page 6 will be deleted and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. First Quadrant, L.P. (“First Quadrant” or the “Subadviser”) considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in long and short equity positions in sectors, industries and companies based on First Quadrant’s assessment of relative attractiveness. The Fund generally takes long positions in securities that the Subadviser believes will increase in value, and it may do this, for example, by purchasing the security outright. The Fund takes short positions in securities that the Subadviser believes will decrease in value. The Subadviser will vary the Fund’s long-short exposure over time based on the Subadviser’s assessment of market conditions and other factors. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). Downside risk is managed through a systematic portfolio protection structure (an option overlay known as a “put/spread collar” strategy) as well as dynamic management of equity market exposure which is intended to reduce risk of the Fund in periods of market stress.

The Fund may use derivatives, such as futures, swaps, options, and foreign currency forwards or futures for any reason, including to take long and short positions as a substitute for investing in conventional securities, enhance return, earn income, or reduce exposure to other risks. The Fund may also use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs.

The section under “Summary of the Funds – AMG FQ U.S. Equity Fund” titled “Principal Risks” on page 6 will be revised to reflect that the Fund will be subject to the following additional principal risks:

Model and Data Risk–when a quantitative model (“Model”) or information or data (“Data”) used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful. Furthermore, the success of a Model that is predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors or errors in design, which may cause the resulting output to be faulty.

Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

The sections under “Additional Information About the Funds – AMG FQ U.S. Equity Fund” titled “Additional Information About the Fund’s Principal Investment Strategies” and “Where This Fund Fits as Part of Your Asset Allocation” on page 16 will be deleted and replaced with the following:

Additional Information About the Fund’s Principal Investment Strategies

First Quadrant serves as subadviser to the Fund. The Fund invests primarily in long and short equity positions in sectors, industries and companies based on First Quadrant’s assessment of relative attractiveness. First Quadrant’s goal is to provide investors with a core holding of U.S. equities through a diversified long portfolio with both growth potential and mitigated downside risk. Downside risk is managed through a systematic portfolio protection structure (an option overlay known as a “put/spread collar” strategy) as well as dynamic management of equity market exposure which is intended to reduce risk of the Fund in periods of market stress.

When implementing the Fund’s investment strategy, First Quadrant typically uses sophisticated computer models to evaluate a broad universe of equity issuers that includes roughly 3,000 U.S. companies representing approximately 98% of the U.S. market. These models incorporate both bottom-up security analysis and top-down macro views. The bottom-up view is intended to inform the strategic tilt of the portfolio toward desirable issuer characteristics with the intention to provide consistent performance over time. The top-down view is intended to guide the tactical adjustment in strategic tilts and is designed to enhance the ability to capture upside opportunities while mitigating downside risk.

The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. The Fund constructs a put/spread collar by buying a put option on a market index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a call option on the same index. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold.

The Fund intends to purchase stocks for its long strategy for the long term. However, sudden changes in the valuation, growth expectations, risk characteristics and/or market environment may cause the Fund to close out a long position after only a short holding period.

The Fund takes short positions in securities that the Subadviser believes will decrease in value. For short positions, the Subadviser seeks to identify companies it believes are relatively expensive, have decreasing earnings expectations and/or are poorly positioned given the current market and economic environment.

When the Fund engages in a short sale it sells a security that it does not own. It sells the security at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security, typically by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than the price at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund may take long or short positions in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.

Where This Fund Fits as Part of Your Asset Allocation

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to high-quality U.S. companies.

•	Seeking long-term growth of capital.

•	Willing to accept volatility of returns.

The section under “Additional Information About the Funds” titled “Summary of the Funds’ Principal Risks” on page 20 will be revised to reflect that the Fund will be subject to the following additional principal risks:

Model and Data Risk

Given the complexity of the Fund’s investments and strategies, the Fund’s Subadviser may rely heavily on one or more quantitative models (both proprietary models and those developed by third parties) (“Models”) and information and data (“Data”) supplied by third parties. Models and Data may be used by the Fund’s Subadviser to, among other things, construct sets of transactions and investments, provide risk management insights and assist in hedging the Fund’s investments.

When a Model or Data used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful. Some of the Models that may be used by the Fund’s Subadviser may be predictive in nature. Because these predictive Models are typically constructed based on historical data supplied by third parties, the success of these Models is dependent largely on the accuracy and reliability of the supplied historical data. In addition, Models that are predictive in nature may, for example, incorrectly forecast future behavior, leading to potential losses on a cash flow and/or mark-to-market basis. Use of these Models in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind) also may result in losses for the Fund.

All Models require Data inputs. It is not possible or practicable to factor all relevant, available data into Models. The Fund’s Subadviser will use its discretion to determine what Data to gather and what Data the Models will take into account. There is no guarantee that the Fund’s Subadviser will use any specific Data or type of Data, nor is there any guarantee that the Data actually utilized will be the most accurate data available or free from errors. If incorrect or inaccurate Data is entered into a Model, the resulting information will be incorrect or inaccurate. As a result, any investment decisions made in reliance on the incorrect or inaccurate output from a Model may not produce the desired results and the Fund may realize losses. Errors in data inputs, or Model design, are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. Even when Data input is correct, the resulting information may differ, sometimes substantially, from other available information. For example, “model prices” that are provided by a Model will often differ substantially from market prices, particularly for instruments that are complex in nature, such as derivatives.

Short Sales Risk

Selling securities short creates the risk of losing an amount greater than the amount invested. A short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses. To the extent the Fund engages in short sales of securities it does not own, it might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when such sales are unfavorable. To the extent the Fund engages in short sales of securities it does own, it may have to deliver such securities to meet its short sale delivery obligations at a time when it would not have otherwise divested itself of such securities. Certain regulatory authorities have imposed, and may in the future impose, restrictions on short selling, which may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ U.S. Equity Fund

Supplement dated June 16, 2017 to the Statement of Additional Information, dated February 27, 2017

The following information supplements and supersedes any information to the contrary relating to AMG FQ U.S. Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

Effective on or about August 15, 2017 (the “Implementation Date”), the Fund’s name is changing from AMG FQ U.S. Equity Fund to AMG FQ Long-Short Equity Fund and corresponding changes will be made to the Fund’s principal investment strategies and principal risks.

In addition, on the Implementation Date, the SAI will be revised as follows:

All references to AMG FQ U.S. Equity Fund will be replaced with AMG FQ Long-Short Equity Fund.

The Fund’s non-fundamental investment policy with respect to short sales will be eliminated. Accordingly, the section under “Additional Investment Policies” titled “Non-Fundamental Investment Restrictions of AMG FQ Global Risk-Balanced Fund and AMG FQ U.S. Equity Fund” on page 28 will be revised to eliminate the policy that the Fund may not make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE